EXH10.50


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS ("STATE LAWS"), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.




                                 FIBERCORE, INC.

                            WARRANT FOR THE PURCHASE
                       OF 1,000,000 SHARES OF COMMON STOCK


No. W-3


FOR VALUE RECEIVED, FIBERCORE, INC., a Nevada corporation (the "Company"), hereby certifies that Techman International Corp., or its sole shareholder Dr.
M. Mahmud Awan (collectively, the "Holder"), is entitled, subject to the provisions of this Warrant, to receive from the Company, up to 1,000,000 fully paid and non-assessable shares of Common Stock in lieu of commissions to be paid on the Company's receipt of gross proceeds on sales generated by the Holder for the Company of up to $200,000,000 (the "Limit"), or 1 share for every $200 of sales (the "Exercise Price").

This Warrant was issued by the Company pursuant to a certain Distributor Agreement of even date herewith between the Company and the Holder (the "Agreement").

The term "Common Stock" means the Common Stock, par value $0.001 per share, of the Company as constituted as of November 1, 1995 (the "Issue Date").

The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Other Securities" means any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Stock. The term "Company" means and includes the corporation named above as well as (I) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) and (ii) any corporation to which such corporation has transferred its property or assets as an entirety or substantially as an entirety.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon cancellation of this Warrant, if mutilated, the Company shall execute a new Warrant of like tenor and date. Any such new Warrant executed shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.


         1.       Exercise of Warrant.
                  -------------------

                  1.1 This Warrant shall be exercised automatically from time to time, in increments of $1,000,000 of Exercise Price, up to the Limit. If this Warrant should be exercised in part only, the Company may execute a new Warrant evidencing the rights of the Holder thereof to receive the balance of the shares receivable hereunder. The Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue of shares of Common Stock on exercise of this Warrant, except if such shares are to be registered in the name of someone other than the Holder.


                  1.2 The Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant, including the Warrant Stock and the Other Securities, have been registered under the Securities Act or under the State Securities Laws. The Holder acknowledges that, upon exercise of this warrant, the securities to be issued upon such exercise may be subject to applicable federal and state securities (or other)laws requiring registration, qualification or approval of governmental authorities before such securities may be validly issued or delivered upon notice of such exercise. The Company's sole obligation to any Holder upon exercise hereof shall be to use its best efforts to obtain exemptions from registration or qualification for the issuance of such securities under applicable state and federal securities laws, and the Holder further agrees that the issuance of such securities shall be deferred until such exemption shall have been obtained. With respect to any such securities, this Warrant may not be exercised by, and securities shall not be issued, to any Holder in any state in which such exercise would be unlawful. Any restrictions imposed by this section upon the exercise of this Warrant shall cease and terminate as to any particular shares of Common Stock (x) when such securities shall have been registered under the Securities Act and all applicable State Securities Laws, or (y) when, in the opinion of counsel to the Company, such restrictions are no longer required in order to ensure compliance with the Securities Act or any applicable State Securities Laws.

         2. Reservation of Shares. The Company shall at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of this Warrant. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

         3. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.


         4. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         5.       Anti-Dilution Provisions.
                  ------------------------

                  5.1 Adjustment for Recapitalization. If the Company shall at any time combine or subdivide its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification, split-up, combination or reverse split thereof, the Exercise Price per share of Warrant Stock subject to this Warrant immediately prior to such combination or subdivision shall be proportionately increased or decreased, as the case may be. Any such adjustment to the Exercise Price pursuant to this Section 5.1 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution, then the effective date for such adjustment based thereon shall be the record date therefor.

                  Whenever the number of shares of Common Stock receivable upon the exercise of this Warrant is adjusted, as provided in this Section 5, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock receivable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so receivable immediately thereafter.

                  5.2 Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the date of this Warrant r in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

                  5.3 Adjustment for Dilutive Events. Except as hereinafter provided, in the event the Company shall, at any time or from time to time after the date hereof, issue any shares of Common Stock as a stock dividend to the holders of Common Stock (any such issuance being herein called a "Change of Shares"), then, and thereafter immediately before the record date for each Change of Shares, the Exercise Price for the Warrants (whether or not the same shall be issued and outstanding) shall be adjusted (to the nearest cent), with such adjusted Exercise Price determined by dividing (1) the product of (a) the Exercise Price in effect immediately before such Change of Shares and (b) the sum of (I) the total number of shares of Common Stock outstanding immediately prior to such Change of Shares, and (ii) the number of shares determined by dividing (A) the aggregate consideration, if any, received by the Company upon such issuance by (B) the Exercise Price in effect immediately prior to such Change of Shares, by (2) the total number of shares of Common Stock outstanding immediately after such Change of Shares.


                                        5

                  For the purposes of any adjustment to be made in accordance with this Section 5 the following provisions shall be applicable:

                           5.3.1.  Shares of  Common  Stock  issuable  by way of
dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                           5.3.2.  The  reclassification  of  securities  of the
Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in Section 5.

                           5.3.3.  The  number of shares of Common  Stock at any
one time outstanding shall be deemed to include the aggregate maximum number of shares issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.

                           5.3.4.  Upon each  adjustment  of the Exercise  Price
pursuant to this Section 5, the number of shares of Common Stock receivable upon the exercise of each Warrant shall be the number derived by multiplying the number of shares of Common Stock receivable immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the applicable adjusted Exercise Price.

                                    a.      In  case of any reclassification
or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of subdivision or combination) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and shall forthwith file at the corporate office of the stock transfer agent, if any, a statement signed by its Chief Executive Officer, President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary evidencing such provision.


                                    b.     After each adjustment of the
Exercise Price pursuant to this Section 5, the Company will promptly prepare a certificate signed by the Chairman, Chief Executive Officer or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (I) the Exercise Price as so adjusted,
(ii) the number of shares of Common Stock receivable upon exercise of each Warrant, after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly cause a brief summary thereof to be sent by ordinary first class mail to each Holder at his last address as it shall appear on the registry books of the Company. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the Holder to whom the Company failed to mail such notice, or except as to the Holder whose notice was defective. The affidavit of the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                                    c.      No adjustment of the Exercise
Price shall be made as a result of or in connection with the issuance or sale of shares of Common Stock pursuant to options, warrants, stock purchase agreements and convertible or exchangeable securities outstanding or in effect on the date hereof or hereafter. In addition, Holders shall not be entitled to cash dividends paid by the Company prior to the exercise of any Warrant or Warrants held by them.


                  5.4      Notices of Record Date, Etc.  In case:

                           5.4.1 the Company  shall take a record of the holders
of its Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities, or to receive any other right; or

                           5.4.2 of any capital  reorganization  of the Company,
any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                           5.4.3 of any  voluntary or  involuntary  dissolution,
liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder of the Warrant at the time outstanding a notice specifying, as the case may be, (I) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or other such securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified, and the Warrant may be exercised prior to said date during the term of the Warrant.


         6.       Registration Covenants of the Company.
                  -------------------------------------

                  6.1 The Company covenants and agrees that the Company will use its best efforts to effect the registration of the shares of Common Stock issuable upon exercise of the Warrants and will as expeditiously as possible:

                                    (a) prepare and file with the Securities and
Exchange Commission (the "Commission") a registration statement with respect to the issuance of Common Stock issuable upon exercise of the Warrants (the "Registrable Securities") (as well as any necessary amendments or supplements thereto)(a "Registration Statement") which Registration Statement (A) will state that the holders of Registrable Securities covered thereby may sell such Registrable Securities under such Registration Statement or pursuant to Rule 144 (or any similar rule then in effect), (B) when it becomes effective, and when any post-effective amendment thereof and supplement thereto is filed, the Registration Statement, as then amended or supplemented, will comply in all material respects with the applicable provisions of the Securities Act and the rules and regulations thereunder and, except for information provided in writing by the Holder or other Holders for inclusion in the Registration Statement for which the Company does not represent or warrant as to its accuracy, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

                                    (b)  furnish to the  Holders  copies of such
Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof prior to filing, which documents will be subject to the review of counsel for the Holders;

                                    (c) use  its  best  efforts  to  cause  such
Registration Statement to become effective;

                                    (d) notify the Holders,  promptly  after the
Company shall receive notice thereof, of the time when said Registration Statement becomes effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

                                    (e)  notify  the  Holders  promptly  of  any
request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

                                    (f) advise  the  Holders  after the  Company
shall receive notice or obtain knowledge thereof of the issuance of any order by the Commission suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if such stop order should be issued;

                                    (g)  prepare  and file  with the  Commission
such  amendments  and  supplements  to  such  Registration   Statement  and  the
prospectus forming a part thereof as may be necessary to keep such

Registration Statement effective until such time as the Holders pursuant to such Registration Statement have disposed of all such Registrable Securities but in no event exceeding five (5) years from the date of effectiveness;

                                    (h)  furnish to each  Holder  such number of
copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as that Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

                                    (i)  use  its  reasonable  best  efforts  to
register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as determined by the Holders and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities (provided that the Company will not be required to: (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify; (B) subject itself to taxation in any such jurisdiction; or (C) consent to general service of process in any such jurisdiction);

                                    (j)  notify  the  Holders at any time when a
prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which such Registration Statement contains an untrue statement of a material factor omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of the Holder, prepare a supplement or amendment to such Registration Statement so that such Registration Statement will not contain, to the Company's knowledge, an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                                    (k) cause all  Registrable  Securities to be
listed on each securities exchange on which similar securities issued by the Company are then listed;

                                    (l)  provide a  transfer  agent for all such
Registrable Securities not later than the effective date of such Registration Statement;

                                    (m)  enter  into such  customary  agreements
(including an underwriting agreement in customary form) and take all such other actions as the participating Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities;

                                    (n) make  available  for  inspection  by the
Holders of such Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such Registration Statement; and

                                    (o) use its reasonable best efforts to cause
the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders to consummate the disposition of such Registrable Securities.


                           6.1.1 The Holder  covenants  and agrees to reasonably
cooperate in the preparation of the Registration Statement by providing such information as the Company shall reasonably need from the Holder to include the Registrable Securities in the Registration Statement.

                  6.2 Expenses.  All expenses in connection  with  preparing and filing any Registration Statement including, without limitation, costs of complying with federal and state securities laws and regulations, attorney's and accounting fees of the Company, printing expenses and federal and state filing fees shall be borne in full by the Company, except that the underwriting commissions and expenses attributable to the Registrable Securities so registered shall be borne by such Holders.

                  6.3 Indemnification. Each Holder of Registrable Securities will indemnify the Company, and each person who controls the Company within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, expenses and liabilities caused by any untrue statement or alleged untrue statement contained in any registration statement or in a prospectus furnished under the Securities Act or caused by omission or alleged omission to state a material fact therein necessary to make the statements therein not misleading, insofar as such losses, claims, damages, expenses and liabilities are caused by such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by any such Holder expressly for use in any registration statement or prospectus and will reimburse each such indemnified person, as incurred, for any legal or other expenses reasonably incurred by them in investigating, defending or preparing to defend any such loss, claim, damage, liability, action or proceeding. In addition, each Holder will execute and deliver all such documents and undertakings as the Company may reasonably deem necessary or desirable for purposes of compliance with applicable federal and state securities laws. This indemnity agreement is in addition to any liability which the Holder may otherwise have.

         The Company agrees to indemnify and hold harmless the Holders (and each person, if any, who controls the Holders within the meaning of the Securities
Act) from and against any loss, claim, damage or liability, joint or several, to which they may become subject (under the Securities Act or otherwise) insofar as such loss, claim, damage or liability (or action or proceeding in respect thereof) arises out of, or is based upon, (A) any untrue statement or alleged untrue statement of a material fact contained (x) in the Registration Statement, any preliminary prospectus, if used prior to the effective date of the Registration Statement, or any final prospectus, or any amendment thereof or supplement thereto, or (y)in any blue sky application or other document executed by the Company, or based upon written information furnished by the Company, filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or (B) the omission or alleged omission to state in the Registration Statement, any preliminary prospectus, if used prior to the effective date of the Registration Statement, or any final prospectus, or any amendment thereof or supplement thereto, or in any Blue Sky Application, of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse each such indemnified person, as incurred, for any legal or other expenses reasonably incurred by them in investigating, defending or preparing to defend any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or an alleged untrue statement or omission or alleged omission made in such Registration Statement or in any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of the Registration Statement or any such preliminary prospectus or the final prospectus or any such amendment thereof or supplement thereto, or any Blue Sky Application (including information concerning the manner in which the Holders intend to effect sales of the Registrable Securities). This indemnity agreement is in addition to any liability which the Company may otherwise have.

          7. Transfers to Comply with the Securities Act. The Company shall be under no obligation to transfer this Warrant, or any of the Common Stock issued upon exercise of this Warrant, unless and until the Company shall have received an opinion of counsel, reasonably acceptable to the Company, that such transfer does not require registration of any such securities under the Securities Act or any applicable state securities laws. This Warrant and any Warrant Stock or Other Securities may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock or Other Securities may legally be transferred without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this
Section 8 with respect to any resale or other disposition of such securities; or
(b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

          8. Legend. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Stock, all certificates representing shares shall bear on the face thereof substantially the following legend:

 THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS ("STATE LAWS"), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

             9. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant Certificate without the approval of any Holder of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which the Company determines shall not adversely affect the interests of the Holders of Warrant Certificates.

         10. Notices. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, at the address of such party as set forth on the first page, or at such other address of which the Company or the Holder has been advised by notice hereunder.

         11. Applicable Law. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Massachusetts.

         12. Captions. The caption headings of the Sections of this Warrant Certificate are for convenience of reference only and are not intended, nor should they be construed as, a part of this Warrant Certificate and shall be given no substantive effect.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

ATTEST [SEAL]                                      FIBERCORE, INC.
 -------------------------
By:_______________________
                                                   Name:/s/ Michael J. Beecher
                                                        -----------------------
                                                   Title: Chief Financial
                                                          Officer

                                                   Name:/s/ Charles DeLuca
                                                        ------------------------
                                                   Title: Vice President
                                                          Secretary